LIMITED POWER OF ATTORNEY

       Know all by these presents, that the undersigned hereby makes, constitutes and appoints Sasha Keough, Karen Narolewski-Engel, James Macadam,
and Alexander M. Bowling, and each of them singly, as each of the undersigned's true and lawful attorneys-in-fact with full power and authority as hereinafter described to:

       1. execute for and on behalf of each of the undersigned individual and entities (each, a "Filer" and collectively, the "Filers") (i) Forms 3, 4, and 5
(including amendments thereto) in accordance with Section 16(a) of the
Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules thereunder, (ii) Form 144 in accordance with Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), and (iii) Schedules 13D and 13G
(including amendments thereto) in accordance with Sections 13(d) and 13(g) of the Exchange Act  and the rules thereunder;

       2. do and perform any and all acts for and on behalf of each of the
Filers which may be necessary or desirable to complete and execute any such Form
3, 4, or 5 (including amendments thereto), Form 144, or Schedule 13D or 13G
(including amendments thereto) and timely file such form with the United States
Securities and Exchange Commission (the "SEC") and any stock exchange or similar authority, including, but not limited to, executing a Form ID or Update
Passphrase request for and on behalf of each of the undersigned and filing such applications with the SEC; and

       3. take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, a Filer, it being understood that the documents executed by such attorney-in-fact on behalf of such Filer pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-
fact's discretion.

       Each of the Filers hereby grants to each attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes a Filer might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all the acts such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Limited Power of Attorney and the rights and powers herein granted. Each of the Filers acknowledges that each of the foregoing attorneys-in-fact, in serving in such capacity at the request of such Filer, is not assuming any of such Filer's responsibilities to comply with Sections 13 or
16 of the Exchange Act or Rule 144 under the Securities Act.

       This Limited Power of Attorney shall remain in full force and effect until a Filer is no longer required to file Forms 3, 4, and 5 (including amendments thereto), Form 144, and Schedules 13D and 13G (including amendments thereto) with respect to such Filer's holdings of and transactions in securities, unless earlier revoked by such Filer in a signed writing delivered to each of the foregoing attorneys-in-fact. In addition, at such time as any attorney-in-fact resigns as attorney-in-fact by the execution of a written resignation delivered to each Filer, without any action on the part of the
Filers, this Limited Power of Attorney shall be partially revoked solely with respect to such individual; such individual shall cease to be an attorney-in-fact under this Limited Power of Attorney; and the authority of the other attorneys-in-fact then existing hereunder shall remain in full force and effect.

[Signature page follows]

       IN WITNESS WHEREOF, each of the undersigned has caused this Limited Power of Attorney to be executed as of this 12th day of December, 2022.

/s/ Simeon George
Simeon George (Individually)

SR One Capital Management, LLC,
a Delaware limited liability company
By:/s/ Simeon George
Simeon George, Managing Member

SR One Capital Fund I Aggregator, LP,
a Delaware limited partnership
By: SR One Capital Partners I, LP,
a Delaware limited partnership
Its: General Partner
By: SR One Capital Management, LLC,
a Delaware limited liability company
Its: General Partner
By:/s/ Simeon George
Simeon George, Managing Member

SR One Capital Partners I, LP,
a Delaware limited partnership
By: SR One Capital Management, LLC
a Delaware limited liability company
Its: General Partner
By:/s/ Simeon George
Simeon George, Managing Member

SR One Capital Fund II Aggregator, LP,
a Delaware limited partnership
By: SR One Capital Partners II, LP,
a Delaware limited partnership
Its: General Partner
By: SR One Capital Management, LLC,
a Delaware limited liability company
Its: General Partner
By:/s/ Simeon George
Simeon George, Managing Member

SR One Capital Partners II, LP,
a Delaware limited partnership
By: SR One Capital Management, LLC
a Delaware limited liability company
Its: General Partner
By:/s/ Simeon George
Simeon George, Managing Member

SR One Capital Opportunities Fund I, LP,
a Delaware limited partnership

By: SR One Capital Opportunities Partners I, LP,
a Delaware limited partnership
Its: General Partner
By: SR One Capital Management, LLC,
a Delaware limited liability company
Its: General Partner
By:/s/ Simeon George
Simeon George, Managing Member

SR One Capital Opportunities Partners I, LP,
a Delaware limited partnership
By: SR One Capital Management, LLC
a Delaware limited liability company
Its: General Partner
By:/s/ Simeon George
Simeon George, Managing Member

SR One Co-Invest Manager I, LLC,
a Delaware limited liability company
By: SR One Capital Management, LLC,
a Delaware limited liability company
Its: Managing Member
By:/s/ Simeon George
Simeon George, Managing Member

SR One Co-Invest I, LLC,
a Delaware limited liability company
By: SR One Co-Invest Manager I, LLC,
a Delaware limited liability company
Its: Managing Member
By: SR One Capital Management, LLC,
a Delaware limited liability company
Its: Managing Member
By: /s/ Simeon George
Simeon George, Managing Member

SR One Co-Invest Manager II, LLC,
a Delaware limited liability company
By: SR One Capital Management, LLC,
a Delaware limited liability company
Its: Managing Member
By:/s/ Simeon George

Simeon George, Managing Member
SR One Co-Invest II, LLC,
a Delaware limited liability company
By: SR One Co-Invest Manager II, LLC,
a Delaware limited liability company
Its: Managing Member
By: SR One Capital Management, LLC,
a Delaware limited liability company
Its: Managing Member
By:/s/ Simeon George
Simeon George, Managing Member

SR One Co-Invest Manager III, LLC,
a Delaware limited liability company
By: SR One Capital Management, LLC,
a Delaware limited liability company
Its: Managing Member
By:/s/ Simeon George
Simeon George, Managing Member

SR One Co-Invest III, LLC,
a Delaware limited liability company
By: SR One Co-Invest Manager III, LLC,
a Delaware limited liability company
Its: Managing Member
By: SR One Capital Management, LLC,
a Delaware limited liability company
Its: Managing Member
By:/s/ Simeon George
Simeon George, Managing Member

SR One Co-Invest Manager IV, LLC,
a Delaware limited liability company
By: SR One Capital Management, LLC,
a Delaware limited liability company
Its: Managing Member
By:/s/ Simeon George
Simeon George, Managing Member

SR One Co-Invest IV, LLC,
a Delaware limited liability company
By: SR One Co-Invest Manager IV, LLC,
a Delaware limited liability company
Its: Managing Member
By: SR One Capital Management, LLC,
a Delaware limited liability company
Its: Managing Member
By:/s/ Simeon George
Simeon George, Managing Member

SR One Co-Invest IV-A, LLC,
a Delaware limited liability company
By: SR One Co-Invest Manager III, LLC,
a Delaware limited liability company
Its: Managing Member
By: SR One Capital Management, LLC,
a Delaware limited liability company
Its: Managing Member
By:/s/ Simeon George
Simeon George, Managing Member

SR One Co-Invest Manager V, LLC,
a Delaware limited liability company
By: SR One Capital Management, LLC,
a Delaware limited liability company
Its: Managing Member
By:/s/ Simeon George
Simeon George, Managing Member

SR One Co-Invest V, LLC,
a Delaware limited liability company
By: SR One Co-Invest Manager V, LLC,
a Delaware limited liability company
Its: Managing Member
By: SR One Capital Management, LLC,
a Delaware limited liability company
Its: Managing Member
By:/s/ Simeon George
Simeon George, Managing Member

SR One Co-Invest Manager VI, LLC,
a Delaware limited liability company
By: SR One Capital Management, LLC,
a Delaware limited liability company
Its: Managing Member
By:/s/ Simeon George
Simeon George, Managing Member

SR One Co-Invest VI, LLC,
a Delaware limited liability company
By: SR One Co-Invest Manager VI, LLC,
a Delaware limited liability company
Its: Managing Member
By: SR One Capital Management, LLC,
a Delaware limited liability company
Its: Managing Member
By:/s/ Simeon George
Simeon George, Managing Member

SR One Co-Invest Manager VII, LLC,
a Delaware limited liability company
By: SR One Capital Management, LLC,
a Delaware limited liability company
Its: Managing Member
By:/s/ Simeon George
Simeon George, Managing Member

SR One Co-Invest VII, LLC,
a Delaware limited liability company
By: SR One Co-Invest Manager VII, LLC,
a Delaware limited liability company
Its: Managing Member
By: SR One Capital Management, LLC,
a Delaware limited liability company
Its: Managing Member
By:/s/ Simeon George
Simeon George, Managing Member

SR One Co-Invest Manager VIII, LLC,
a Delaware limited liability company
By: SR One Capital Management, LLC,
a Delaware limited liability company
Its: Managing Member
By:/s/ Simeon George
Simeon George, Managing Member

SR One Co-Invest VIII, LLC,
a Delaware limited liability company
By: SR One Co-Invest Manager VIII, LLC,
a Delaware limited liability company
Its: Managing Member
By: SR One Capital Management, LLC,
a Delaware limited liability company
Its: Managing Member
By:/s/ Simeon George
Simeon George, Managing Member

SR One Co-Invest Manager IX, LLC,
a Delaware limited liability company
By: SR One Capital Management, LLC,
a Delaware limited liability company
Its: Managing Member
By:/s/ Simeon George
Simeon George, Managing Member

SR One Co-Invest IX, LLC,
a Delaware limited liability company
By: SR One Co-Invest Manager IX, LLC,
a Delaware limited liability company
Its: Managing Member
By: SR One Capital Management, LLC,
a Delaware limited liability company
Its: Managing Member
By:/s/ Simeon George
Simeon George, Managing Member

SR One Co-Invest Manager X, LLC,
a Delaware limited liability company
By: SR One Capital Management, LLC,
a Delaware limited liability company
Its: Managing Member
By:/s/ Simeon George
Simeon George, Managing Member

SR One Co-Invest X, LLC,
a Delaware limited liability company
By: SR One Co-Invest Manager X, LLC,
a Delaware limited liability company
Its: Managing Member
By: SR One Capital Management, LLC,
a Delaware limited liability company
Its: Managing Member
By:/s/ Simeon George
Simeon George, Managing Member

SR One Co-Invest Manager XI, LLC,
By: SR One Capital Management, LLC,
a Delaware limited liability company
Its: Managing Member
By:/s/ Simeon George
Simeon George, Managing Member

SR One Co-Invest XI, LLC,
a Delaware limited liability company
By: SR One Co-Invest Manager XI, LLC,
a Delaware limited liability company
Its: Managing Member
By: SR One Capital Management, LLC,
a Delaware limited liability company
Its: Managing Member
By:/s/ Simeon George
Simeon George, Managing Member

SR One Co-Invest Manager XII, LLC,
a Delaware limited liability company
By: SR One Capital Management, LLC,
a Delaware limited liability company
Its: Managing Member
By:/s/ Simeon George
Simeon George, Managing Member

SR One Co-Invest XII, LLC,
a Delaware limited liability company
By: SR One Co-Invest Manager XII, LLC,
a Delaware limited liability company
Its: Managing Member
By: SR One Capital Management, LLC,
a Delaware limited liability company
Its: Managing Member
By:/s/ Simeon George________________
Simeon George, Managing Member

SR One Co-Invest Manager XIII, LLC,
a Delaware limited liability company
By: SR One Capital Management, LLC,
a Delaware limited liability company
Its: Managing Member
By:/s/ Simeon George
Simeon George, Managing Member

SR One Co-Invest XIII, LLC,
a Delaware limited liability company
By: SR One Co-Invest Manager XIII, LLC,
a Delaware limited liability company
Its: Managing Member
By: SR One Capital Management, LLC,
a Delaware limited liability company
Its: Managing Member
By:/s/ Simeon George
Simeon George, Managing Member

SR One Co-Invest Manager XIV, LLC,
a Delaware limited liability company
By: SR One Capital Management, LLC,
a Delaware limited liability company
Its: Managing Member
By:/s/ Simeon George
Simeon George, Managing Member

SR One Co-Invest XIV, LLC,
a Delaware limited liability company
By: SR One Co-Invest Manager XIV, LLC,
a Delaware limited liability company
Its: Managing Member
By: SR One Capital Management, LLC,
a Delaware limited liability company
Its: Managing Member
By:/s/ Simeon George
Simeon George, Managing Member

SR One Co-Invest Manager XV, LLC,
a Delaware limited liability company
By: SR One Capital Management, LLC,
a Delaware limited liability company
Its: Managing Member
By:/s/ Simeon George
Simeon George, Managing Member

SR One Co-Invest XV, LLC,
a Delaware limited liability company
By: SR One Co-Invest Manager XII, LLC,
a Delaware limited liability company
Its: Managing Member
By: SR One Capital Management, LLC,
a Delaware limited liability company
Its: Managing Member
By:/s/ Simeon George
Simeon George, Managing Member